UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2008

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 8, 2008, Quicksilver Resources Inc. (the “Company”) filed a Current Report on Form 8-K to report the acquisition of certain leasehold, royalty and midstream assets associated with the Barnett Shale formation in Texas (the “Alliance Operations”).  In that filing, the Company indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01. This amendment to the August 8, 2008 Current Report on Form 8-K is being filed to provide such financial information.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The unaudited combined statements of revenues and direct operating expenses of the Alliance Operations for the six months ended June 30, 2008 and 2007 and the audited combined statements of revenues and direct operating expenses of the Alliance Operations for the years ended December 31, 2007 and 2006 are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated in this Item 9.01 by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2008 and the unaudited pro forma condensed combined statements of income of the Company for the six months ended June 30, 2008 and the year ended December 31, 2007 are filed as Exhibit 99.3 to this Form 8-K and are incorporated in this Item 9.01 by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP.
99.1	Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Alliance Operations for the six months ended June 30, 2008 and 2007.
99.2	Audited Combined Statements of Revenues and Direct Operating Expenses of the Alliance Operations for the years ended December 31, 2007 and 2006.
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of June 30, 2008 and the Unaudited Pro Forma Condensed Combined Statements of Income of the Company for the six months ended June 30, 2008 and the year ended December 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Philip Cook
Philip Cook
Senior Vice President -
Chief Financial Officer

Date: October 10, 2008

Index to Exhibits

Exhibit Number	Description
23.1	Consent of KPMG LLP.
99.1	Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Alliance Operations for the six months ended June 30, 2008 and 2007.
99.2	Audited Combined Statements of Revenues and Direct Operating Expenses of the Alliance Operations for the years ended December 31, 2007 and 2006.
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of June 30, 2008 and the Unaudited Pro Forma Condensed Combined Statements of Income of the Company for the six months ended June 30, 2008 and the year ended December 31, 2007.